Q3 FY 2025 Supplemental Slides

2Q3 FY25 Supplemental Slides June 23, 2025 This presentation contains forward-looking statements within the meaning of the federal securities laws with respect to general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and growth provided by acquisitions and strategic investments, demand for our products, shipment volumes, metal margins, the ability to operate our steel mills at full capacity, particularly during periods of domestic mill start-ups. Additional factors include the future availability and cost of supplies of raw materials and energy for our operations, growth rates in certain reportable segments, product margins within our Emerging Businesses Group segment, share repurchases, legal proceedings, construction activity, international trade, the impact of geopolitical conditions, capital expenditures, tax credits, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations, the expected capabilities and benefits of new facilities, anticipated benefits and the timeline for execution of our growth plan and initiatives and our expectations or beliefs concerning future events. The statements in this presentation that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “future,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions. Our forward-looking statements are based on management’s expectations and beliefs as of the date of this presentation. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2024 and Part II, Item 1A, "Risk Factors" of our subsequent quarterly reports on Form 10-Q, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of geopolitical conditions, including political turmoil and volatility, regional conflicts, terrorism and war on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG, environmental justice or regulatory initiatives; operating and startup risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global public health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers' abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks, including risks related to the unfavorable judgment against us in the Pacific Steel Group (“PSG”) litigation; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. Forward-Looking Statements

3 © GeoNames, Microsoft, TomTom Powered by Bing A Market Leader with a Winning Formula CMC is charting the course for improved profitability. Starting from a position of competitive strength, we see structural tailwinds in our core North American construction markets for years to come and meaningful opportunities for margin growth. Strong Competitive Position Solid Momentum Supported by Exposure to Attractive End Markets Game Changing Strategy to Create Value  Leading domestic market positions in major solutions1  Density in high-growth Sunbelt region  Excellent balance sheet and financial flexibility #1 • Rebar • Fabricated Rebar • Geogrid • Anchor cages • Fence posts • Aggregate Piers Re ba r D em an d pe r C ap ita 4  Powerful, long-term structural demand trends  Strong public infrastructure spending; 2/32 of the Infrastructure Investment and Jobs Act (“IIJA”) remaining to be spent  Robust pipeline of construction projects with pent-up demand building  Margins expanding  $150 billion3 early-stage construction market to accommodate future growth aspirations • Infrastructure investment • Re-shoring of manufacturing • Energy generation and transmission • Addressing U.S. housing shortage • AI infrastructure • Positive demographics in Sunbelt  Focus on value generation for shareholders regardless of market environment  Targeting permanent enhancements to financial profile, including:  Higher, more stable margins and earnings  Cash flows with reduced capital intensity  Higher ROICs Q3 FY25 Supplemental Slides June 23, 2025  Demonstrated opportunity in our Transform, Advance, Grow ("TAG") program, with more to come  High return organic growth projects in pipeline  Evaluating opportunities for inorganic growth to complement product offering and increase value add  Robust capital returns to shareholders [1] Based on company estimates [2] IIJA funding status as of April 30, 2025 per U.S. Department of Transportation [3] Company estimate based on revenue data from 2022 Economic Census for in-scope products and services [4] Based on data from the Concrete Reinforcing Steel Institute and the U.S. Census Bureau

Key Takeaways From Today's Call



- Executing on strategy to meaningfully enhance CMC's financial profile
- Exceeding targeted level of benefits from the TAG program, with substantial expected upside through continued effort across initiatives
- Progress on other strategic efforts well underway
- North American segment results improved sequentially during the quarter; steel product margins inflected upward
- Profitability of Emerging Businesses Group rebounded sequentially; up year-over-year
- Europe Steel Group exceeded breakeven performance during the quarter; green shoots continue to emerge
- Continued strong financial position with solid balance sheet and cash flow profile providing capital allocation flexibility

$83.1M	$84.4M	$204.1M	10.1%	6.5%	$50.4M
Q3 Net Earnings	Q3 Adjusted Earnings[1]	Q3 Core EBITDA[1]	Q3 Core EBITDA Margin[1]	Last 12 Months ROIC[1]	Q3 Share Repurchases

[1] Adjusted earnings, core EBITDA, core EBITDA margin, and return on invested capital are non-GAAP financial measures. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

Q3 FY25 Supplemental Slides
June 23, 2025
4

5 Running and Growing a Great Business Q3 FY25 Supplemental Slides June 23, 2025 We are aiming for a new level of performance by getting more out of our existing business while investing in value enhancing capabilities Investing in Our People & Excellence Value Accretive Organic Growth Capability Enhancing Inorganic Growth 1 2 3  Focus on the safety of our people and building a world-class team  Execute operational and commercial excellence (TAG program) initiatives that drive improvement across the enterprise  Achieve sustainably higher, less volatile, through-the-cycle margins  Commission our newest micro mill project to complete our flexible operating network  Invest in automation and process efficiency solutions, including supporting operational and commercial excellence efforts  Invest to support growth in high margin proprietary solutions (e.g., geogrids and proprietary reinforcing steels)  Open sizeable new growth lanes in $150 billion1 early-stage construction market  Broaden CMC’s portfolio, improve value proposition, and strengthen existing business through expansion of early-stage construction solutions [1] Company estimate based on revenue data from 2022 Economic Census for in-scope products and services

Update on Transform, Advance, Grow (TAG) Program

The enterprise-wide, transformational, capital-light TAG program aims to drive improved ROIC as well as higher through-the-cycle margins, earnings, and cash flows. The effort includes 150+ individual initiatives across operational, commercial, and support functions. Benefits from these initiatives are expected to continue to generate value long after TAG fully matures.

Highlights To Date

- Organization is mobilized to execute on initiatives and deliver results
- Execution began September 2024; benefits exceeding targets thus far
- Major contributions thus far from:
  - Scrap optimization
  - Melt shop yield
  - Rolling mill yield
  - Logistics optimization
  - Reduced alloy consumption

Trending toward

$50M

of estimated EBITDA benefit in FY 2025[1,2]

>25

initiatives in execution phase

Looking Ahead

- Anticipate providing more detailed guidance regarding TAG in the future
- Substantial opportunities still ahead

>$100M

in run-rate annualized EBITDA benefit from initiatives now being executed[1,2]

Opportunity to create meaningful shareholder value through self-directed actions, independent of market conditions

CMC

[1] We have not reconciled the forward-looking estimates of TAG-related EBITDA benefits to comparable GAAP measures because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding, and the potential variability of metal margins, U.S. trade policy, cost levels of key production inputs, construction activity and related product demand, etc. Accordingly, reconciliations of the forward-looking estimates of TAG-related EBITDA benefits to net earnings are not available at this time without unreasonable effort.
[2] Benefit estimates are based on the value of changes to key margin, cost, or efficiency drivers achieved through the TAG program as compared to a baseline fiscal 2024 starting point.

6

7 • Elimination of Section 232 tariff exemptions and rate increase (to 50%) has restricted level of imports reaching U.S. • Earlier this month, domestic rebar producers filed a trade case against Algeria, Bulgaria, Egypt, and Vietnam Mexico & Canada Other Imports Domestic Suppliers Trade Case Nations1 Other Imports Domestic Suppliers Tariffs Impact Multiple Areas of CMC’s Business Near-term impact • Overall, CMC’s bid and contract award levels have maintained backlog volumes • Increased uncertainty related to future costs of projects and material availability • Some projects not under contract have been delayed Longer-term expected impact • Tariffs and associated negotiations are intended to boost U.S. manufacturing • Policy environment favoring U.S. manufacturing should lead to increased investment in industrial capacity Operating costs • CMC sources primarily from domestic suppliers • Impact concentrated in a handful of cost categories with low risk of outages • Cost impact should be modest based on current tariff levels, potential to decline further Capital costs • Major equipment for large organic projects has already arrived, greatly reducing exposure to tariff impact Supply Into CMC’s Markets Demand In CMC’s Markets Operating and Capital Costs Br ea kd ow n of C Y 20 24 M ar ke t S up pl y2 Re ba r M er ch an t Area of Impact Q3 FY25 Supplemental Slides June 23, 2025 Nations subject to recently filed trade case provided 50% of CY3 2024 imports Imports were ~11% of market in CY 2024 Imports were ~12% of market in CY 2024 Mexico and Canada provided 63% of CY 2024 imports [1] Algeria, Bulgaria, Egypt, and Vietnam [2] Data from International Trade Commission Dataweb service [3] CY refers to calendar year

North American Market Conditions

Conditions on-the-ground for both our North America Steel Group and Emerging Businesses Group have been stable

Near-Term View

- Key internal indicators show stability in underlying demand
  - CMC's downstream backlog volumes unchanged vs. prior year; bid volumes healthy
- Dodge Momentum Index (DMI) remains near all-time highs, indicating robust project pipeline
- Rebar consumption expected to be supported by strong public sector construction spending

+8%

Forecasted growth in transportation construction spending per ARTBA[1]
(from CY 2024 to CY 2025)

~40%

Of rebar is consumed by public sector projects[3]

Mid to Long-Term View

- Structural trends should be durable, provide a major tailwind for years to come
- Current presidential administration's policies are pro-growth and designed to spur investment and facilitate execution
- $1.6 trillion[2] of corporate investment programs announced to date in 2025; commencement of related mega projects could be a meaningful catalyst for rebar consumption and margins

Announced Investments[2]


Shipping and Logistics
Energy
$1.6T in announced investment from 34 companies
Artificial Intelligence
Manufacturing

Announced Manufacturing Investments[2]


Food products
Automotive
Industrial
Healthcare
$1.1T in announced manufacturing investment from 28 companies
Computing

[1] Source: American Road and Transportation Builders Association
[2] Source: Whitehouse.gov
[3] Per Concrete Reinforcing Steel Institute

Q3 FY25 Supplemental Slides
June 23, 2025
8

EBG is Delivering Strong Results

Relative to more mature steel markets, EBG should provide higher, more defensible margins, higher growth rate, lower capital intensity

L12M Results | **$130M** adjusted EBITDA | **18.0%** EBITDA margin | **15%** of segment EBITDA[1]


Tensar

Performance Reinforcing Steel

CMC Construction Services

CMC Anchoring Systems

CMC Impact Metals

	Tensar	Performance Reinforcing Steel	CMC Construction Services	CMC Anchoring Systems	CMC Impact Metals
Description	Soil stabilization for road, foundation, and other construction applications	Proprietary reinforcing steel products used in critical applications	Distribution operations servicing concrete contractors	Anchoring solutions for the electrical transmission market	Heat-treated performance steel products
Customer Solutions	Tensar, GEOPIER®	GALVABAR®, CHROMX®, CRYOSTEEL	Tilt-wall, formwork, safety gear, equipment rental	Engineered cages, bolts, and fasteners	TruSHIELD, TruSTRENGTH, TruWEAR
Key Customer Groups	• Civil engineers • State DOTs • General contractors	• State DOTs • General contractors • Distributors	• Concrete contractors and installers	• Utility providers • Utility contractors	• Defense OEM • Truck trailer OEM • Equipment OEM
Business Drivers	• Increased market penetration • Infrastructure investment • Trend toward lower labor intensity and faster construction	• Coastal bridge and highway construction • Port construction and repairs • LNG investments	• Construction activity in the South-Central U.S., particularly Texas • Population growth in Texas	• Investments in transmission and distribution • Growth of renewable energy generation requiring connection to grid	• Truck and trailer fleet expansion • Defense spending • Construction spending
CMC Competitive Advantage	➢ Innovation leader ➢ Strong value proposition on virtually every project ➢ Growing market penetration ➢ Scalable platform	➢ Proprietary solutions for critical applications ➢ Strong complement to standard rebar offerings ➢ Organically scalable platform	➢ Leader in most major Texas metro markets ➢ Strong customer loyalty ➢ Scalable business platform	➢ Market leader ➢ Broad offering of custom foundation solutions ➢ National presence to serve entire U.S. market	➢ High reliability in the most critical applications ➢ Strong customer loyalty ➢ Proprietary processes

[1] Refers to EBG segment adjusted EBITDA divided by total segment adjusted EBITDA excluding impact of Corporate and Other. This is a non-GAAP measure. See appendix for reconciliation

CMC
Q3 FY25 Supplemental Slides
June 23, 2025
9

10Q3 FY25 Supplemental Slides June 23, 2025 Demand Factors Recent Market Developments • Increased inflows of EU funds, increasing 8.9% in CY 2025 from CY 2024 − Funding amount equal to roughly 3.5% of Polish GDP − Expected to support highway, rail, and energy investment programs • Major projects entering market, including nuclear power generation and national transportation projects • Polish economic growth expected to accelerate in CY 2025 and CY 2026 • German proposal to enact €500 billion stimulus package to fund infrastructure and defense investment Supply Factors • Potential trade policy improvements including enhanced safeguard measures and “melt and pour” requirements to more stringently limit import flows from outside the EU • Some regional capacity temporarily idled Green Shoots Appearing for Our Europe Steel Group Market conditions have improved modestly in recent quarters. Emerging green shoots point to further strengthening ahead.

Q3 Operational Update

Performance Drivers

- **Demand for long steel products in North America remained resilient**
  - Finished steel shipments increased 1.6% y/y
- **North America Steel Group steel product margin inflected upward during the quarter**
  - Steel product metal margin declined $39 per ton from the prior year period, but was up $23 per ton from the second quarter
  - Exited the third quarter above the $499 per ton average for the period
- **Downstream product margins over scrap[1] remained well above historical levels**, but decreased $77 per ton from the prior year period
- **Successful execution of several TAG initiatives contributed positively during the quarter compared to the prior year period**
- **Emerging Businesses Group net sales were up 4.7% y/y while adjusted EBITDA increased by 7.0%**
  - Earnings improvement driven largely by strong shipments and a high margin sales mix within CMC's Performance Reinforcing Steel business
  - Adjusted EBITDA of Tensar was down modestly from a year ago due to project delays; Construction Services and Impact Metals were little changed
- **Market conditions for the Europe Steel Group continued to improve**
  - Steel product margins over scrap cost increased by $18 per ton from the sequential quarter; steel pricing exited the third quarter ~$70 / ton above the December low
  - Shipments up by 20.9% on a year-over-year basis
  - Cost management efforts contributed to y/y EBITDA improvement

Outlook (Q4 2025)

- Consolidated financial results in the fourth quarter are anticipated to improve from the third quarter level
- North America Steel Group finished steel shipments should follow typical seasonal patterns in the fourth quarter, while adjusted EBITDA margin is expected to increase sequentially on higher margins over scrap on steel products
- Financial results for the Emerging Businesses Group are anticipated to improve on both a sequential and year-over-year basis
- Adjusted EBITDA for our Europe Steel Group should increase sequentially as we recognize a portion of our calendar year 2024 CO_2 credit and continue to benefit from improved market fundamentals and extensive cost management efforts

[1] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter

CMC
Q3 FY25 Supplemental Slides
June 23, 2025
11

12 256 204 (60) 8 3 0 (3) 0 50 100 150 200 250 300 Q3 2024 NA Steel Group EBITDA Europe Steel Group EBITDA Emerging Businesses Group EBITDA Corp & Eliminations Other Non- Op Items Q3 2025 Q3 Consolidated Operating Results Q3 ’24 Q4 ’24 Q1 ’25 Q2 ’25 Q3 ’25 External Finished Steel Tons Shipped1 1,432 1,439 1,459 1,354 1,512 Core EBITDA2 $256,108 $227,065 $210,691 $130,995 $204,073 Core EBITDA per Ton of Finished Steel Shipped2 $179 $158 $144 $97 $135 Core EBITDA Margin2 12.3% 11.4% 11.0% 7.5% 10.1% Net Earnings $119,440 $103,931 ($175,718) $25,473 $83,126 Adjusted Earnings2 $119,555 $103,781 $88,532 $29,342 $84,396 Performance Summary Units in 000’s except per ton amounts and margin • Incurred $3.8 million of interest expense based on estimate related to judgment in PSG litigation • Recognized $2.8 million credit for settlement of New Markets Tax Credit transactions Non-operational items (pre-tax figures) [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Core EBITDA, core EBITDA margin, core EBITDA per ton of finished steel shipped, and adjusted earnings are non-GAAP measures. For reconciliations of non- GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Core EBITDA Bridge2 – Q3 2024 to Q3 2025 $ Millions Q3 FY25 Supplemental Slides June 23, 2025

13 217 188 164 123 161 951 958 938 898 874 538 522 489 476 499 0 50 100 150 200 250 0 200 400 600 800 1,000 1,200 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Product Margin Over Scrap (1 Qtr Lag) Steel Product Margin Over Scrap Q3 North America Steel Group Q3 ’24 Q4 ’24 Q1 ’25 Q2 ’25 Q3 ’25 External Finished Steel Tons Shipped1 1,135 1,120 1,146 1,044 1,153 Adjusted EBITDA $246,304 $210,932 $188,205 $128,818 $185,984 Adjusted EBITDA per Ton of Finished Steel Shipped $217 $188 $164 $123 $161 Adjusted EBITDA Margin 14.7% 13.5% 12.4% 9.3% 11.9% Performance Summary Units in 000’s except per ton amounts and margin • Decline in steel product margins over scrap cost ($39 per ton on a y/y basis) • Downstream product margins2 over scrap cost remained well above historical levels, but declined by approximately $77 per ton from a year ago • TAG related benefits contributed positively relative to the prior year • Additional costs were incurred related to unscheduled downtime at a handful of facilities [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter [3] Steel Products Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized Q3 FY25 Supplemental Slides June 23, 2025 North America Steel Group – Key Margins $ / ton SP a nd D P M ar gi n O ve r S cr ap Adjusted EBITDA per ton 2 3 Key Performance Drivers Q3 2025 vs Q3 2024

14 189 197 (0.3%) 2.8% 0.3% 0.4% 1.5% 100 120 140 160 180 200 220 Q3 2024 Geogrids & Geopiers Construction Services Impact Metals Performance Reinforcing Steel Anchoring Systems Q3 2025 Key Performance Drivers Q3 2025 vs Q3 2024 Q3 Emerging Businesses Group Q3 ’24 Q4 ’24 Q1 ’25 Q2 ’25 Q3 ’25 Net sales to external customers $188,593 $195,571 $169,415 $158,864 $197,454 Adjusted EBITDA $38,220 $42,519 $22,660 $23,519 $40,912 Adjusted EBITDA Margin 20.3% 21.7% 13.4% 14.8% 20.7% Performance Summary Units in 000’s except margin • Strong financial results within Performance Reinforcing Steel on robust project shipments and higher margin sales mix • Profitability of Tensar division declined modestly due to delays in certain projects • Healthy activity levels and stable adjusted EBITDA within CMC Construction Services division • Impact Metals results were largely unchanged from a year ago, a sign of emerging stability following several quarters of y/y declines. Key truck and trailer market appears to be past the trough Contribution to Net Sales Change – Q3 2024 to Q3 2025 Quarterly net sales figures in $ million, contribution to net sales changes provided in percentages Q3 FY25 Supplemental Slides June 23, 2025 Net sales up 4.7% Directional Change in Underlying Margin Performance

15 292 284 269 275 293 (14) (11) 83 2 10 (50) 0 50 100 150 200 250 300 350 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Steel Products Margin Over Scrap Adjusted EBITDA per Ton Q3 Europe Steel Group Q3 ’24 Q4 ’24 Q1 ’25 Q2 ’25 Q3 ’25 External Finished Steel Tons Shipped1 297 319 313 310 359 Adjusted EBITDA ($4,192) ($3,622) $25,839 $752 $3,593 Adjusted EBITDA per Ton of Finished Steel Shipped ($14) ($11) $83 $2 $10 Adjusted EBITDA Margin (2.0%) (1.6%) 12.3% 0.4% 1.5% • Metal margin was the highest since Q3 FY 2023 and up modestly from the prior year • Strong cost performance continued to benefit earnings − Achieved y/y improvements within most cost categories • Shipment volumes increased 20.9% from the prior year period − Supported by improving demand and reduced import incursions [1] External Finished Steel Tons Shipped equal to shipments of Steel Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized [3] Includes a $44.1 million annual CO2 credit associated with a government program that extends to 2030 2 M ar gi n O ve r S cr ap a nd A dj us te d EB IT DA p er to n Q3 FY25 Supplemental Slides June 23, 2025 Performance Summary Units in 000’s except per ton amounts and margin Key Performance Drivers Q3 2025 vs Q3 2024 Europe Steel Group – Key Margins $ / ton 3

Disciplined Capital Allocation Strategy

CMC will prudently allocate capital while maintaining a strong and flexible balance sheet

Focus on Growth

Targeting value accretive growth that strategically strengthens our business

Capital Expenditures

- Capital expenditures of $293.9 million through first nine months of FY 2025
- FY 2025 capex expected in a range of $425 million to $475 million
- Steel West Virginia will complete CMC's low-cost and flexible mill network. **No further new mill investments expected in the foreseeable future**
- Future organic growth will focus on high return opportunities to expand CMC's production of proprietary early-stage construction solutions

Acquisitions

- No acquisitions in FY 2024 or YTD FY 2025
- Acquisitions totaling $235 million completed in FY 2023
- Targeting opportunities to:
  - Meaningfully extend CMC's growth runway
  - Expand commercial portfolio of early-stage construction solutions
  - Add operational capabilities and strengthen existing business
- Disciplined approach to valuation

Competitive Cash Distributions

Goal is to provide an attractive rate of cash distributions to our shareholders

Share Repurchases

- $254.9 million remaining under current authorization (as of May 31, 2025)
  - Most recent authorization occurred in January 2024 ($500 million)
- Repurchased 1.1 million shares during the third quarter valued at $50.4 million
- Repurchased $203.6 million during the last 12 months (ended May 31), up 39% compared to the corresponding prior year period, and equivalent to 3.5% of shares outstanding on May 31, 2024

Dividends

- Increased quarterly dividend per share to $0.18 in March 2024
- Quarterly dividend per share has increased by 50% since October 2021
- Fiscal 2024 payout ratio[1] of 16%
- CMC has paid 243 consecutive quarterly dividends

CMC Capital Allocation Priorities: 1 Value-Generating Growth 2 Shareholder Distributions 3 Debt Management

[1] Defined as dividend payments divided by net earnings

Q3 FY25 Supplemental Slides
June 23, 2025 16

17 Framework for Prudent Inorganic Growth • Establish platform to meaningfully extend growth runway in the $150 billion1 early-stage construction market • Increase CMC’s customer value proposition • Leverage commercial synergies across CMC’s portfolio • Enhance key company financial metrics over long-term (EBITDA margins, free cash flow conversion, ROIC, etc.) Strategic Goals Site Planning Earthworks Dry Utilities Wastewater / Stormwater Foundation Structure Geogrid Construction Services Geopier Rebar Performance Reinforcing Steel Cable MBQ CMC’s Current Participation in Early-Stage Construction Phases Seeking to add capabilities that complement existing portfolio Site Prep Utility Infrastructure Foundation / Structures Q3 FY25 Supplemental Slides June 23, 2025 Spectrum of Early-Stage Activities [1] Company estimate based on revenue data from 2022 Economic Census for in-scope products and services

Framework for Prudent Inorganic Growth Cont'd

Targeted Financial Metrics

Target Assets:

- EBITDA margins above 20% and less volatile than current CMC levels
- Free cash flow conversion above current CMC levels driven by lower capital intensity of new investment
- Solid underlying organic growth rate driven by increasing market penetration potential, good geographical exposure, and exposure to powerful structural trends

CMC:

- CMC net debt to EBITDA ratio maintained below 2.0x

Target Asset / Transaction Characteristics

- Attractively positioned within $150 billion[1] early-stage construction sector
- Market leader – product or geography
- $500 million to $750 million targeted transaction value
  - Appropriately sized from a financial, integration, and risk perspective
- Foundation investment for scalable business platform
- Targeting significant geographical overlap with existing CMC operations
- Exposure to powerful structural trends

[1] Company estimate based on revenue data from 2022 Economic Census for in-scope products and services

CMC
Q3 FY25 Supplemental Slides
June 23, 2025
18

© CMC Appendix

Safety is Core to Our Mission

Continual improvement has resulted from our concentrated focus on safety and culture

We achieved world-class performance across our operational footprint during the first three quarters of FY 2025

CMC and Domestic Steel Industry[1] Total Recordable Incident Rate by Year



2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
YTD 2025
CMC Incident Rate
Domestic Steel Industry 1

Total Recordable Incident Rate by Segment



2023 2024 2025
Total CMC
2023 2024 2025
North America Steel Group
2023 2024 2025
Europe Steel Group
2023 2024 2025
Emerging Businesses Group

[1] Domestic steel industry data is for Iron and Steel Mills and Ferroalloy Manufacturing (NAICS – 3311) from the Bureau of Labor Statistics

Q3 FY25 Supplemental Slides
June 23, 2025
20

21 $77 $158 $599 $893 $3 00 $3 00 $3 00 $1 45 $6 00 $1 50 2025 2026 2027 2028 2029 2030 2031 2032 2047 Financial Strength [1] 2047 tax-exempt bonds were priced to yield 3.5%; coupon rate is 4.0%; 2032 tax-exempt bonds mature in 2055, but have a mandatory tender for purchase requirement in May 2032 [2] Net Debt is defined as total debt less cash & cash equivalents. Total debt is defined as long-term debt plus current maturities of long-term debt and short-term borrowings. Adjusted EBITDA used in this calculation excludes impact of litigation expense related to PSG lawsuit. [3] This is a target that CMC intends to remain below following the execution of an acquisition, or series of acquisitions [4] Net debt-to-capitalization is defined as net debt on CMC's balance sheet divided by the sum of total debt and stockholders' equity. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Revolver Poland Credit Facilities (US$ in millions) Revolving Credit Facility 4.125% Notes Cash and Cash Equivalents 3.875% Notes Solid balance sheet position and enhanced cash flow profile support the execution of announced projects, strategic M&A, and cash distributions to our shareholders Debt Maturity Profile Q3 FY’25 Liquidity (US$ in millions) 4.375% Notes 4.0% Bond1 Poland Accounts Receivable Facility <1.0x Net debt to adjusted EBITDA (L12M)2 <2.0x Maximum net debt to adjusted EBITDA to execute an acquisition3 <10% Net debt to capitalization (Q3 FY 2025)4 Total liquidity of over $1.7 billion 4.625% Bond1

REBAR ZERO™ WIRE ZERO™ MERCHANT ZERO™ POST ZERO™

Clear Sustainability Leader

CMC plays a key role in the circular steel economy, turning end of life metals into the steel that forms the backbone of modern society

Scopes 1&2 Greenhouse Gas Emissions (GHG) Intensity



tCO2e per MT of steel
2.2
1.8
1.0
0.42
Integrated Average
Global Average
U.S. Average
CMC

ONE CMC

ACCOUNTABILITY FOR OUR ACTIONS

RESPECT FOR OUR ENVIRONMENT

ACTING WITH INTEGRITY

Scopes 1-3 GHG Emissions Intensity



tCO2e per MT of steel
1.92
0.73
Global Industry
CMC

Energy Intensity



GJ per MT of steel
21.27
3.76
Global Industry
CMC

Water Withdrawal Intensity



Cubic meter per MT of steel
28.60
1.18
Global Industry
CMC

Virgin Materials Used in Steelmaking



% of steel content
69%
2%
Global Industry
CMC

CMC

Note: GHG emissions statistics for CMC include only steel mill operations, which represents over 95% of CMC's emissions footprint
Sources: CMC 2024 Sustainability Report; virgin material content for industry based on data from Bureau of International Recycling; all other industry data sourced from the World Steel Association

Q3 FY25 Supplemental Slides | June 23, 2025 22

© CMC Appendix: Non-GAAP Financial Reconciliations

24 [1] See page 30 for definitions of non-GAAP measures Q3 FY25 Supplemental Slides June 23, 2025 Adjusted EBITDA, Core EBITDA, and Core EBITDA margins – Last 5 Quarters

25 [1] See page 30 for definitions of non-GAAP measures Q3 FY25 Supplemental Slides June 23, 2025 Adjusted Earnings

26 [1] Federal statutory rate of 21% plus approximate impact of state level income tax [2] See page 30 for definitions of non-GAAP measures Q3 FY25 Supplemental Slides June 23, 2025 Return on Invested Capital

27Q3 FY25 Supplemental Slides June 23, 2025 Emerging Businesses Group Adjusted Segment EBITDA % of Total Segment EBITDA 12 MONTHS ENDED figures in thousand $ 5/31/2025 5/31/2025 2/28/2025 11/30/2024 8/31/2024 North America Steel Group $713,939 $185,984 $128,818 $188,205 $210,932 Emerging Businesses Group 129,610 40,912 23,519 22,660 42,519 Europe Steel Group 26,562 3,593 752 25,839 (3,622) Total of Operating Segments 870,111 230,489 153,089 236,704 249,829 Emerging Businesses % of Total 15% 3 MONTHS ENDED

28 [1] See page 30 for definitions of non-GAAP measures Q3 FY25 Supplemental Slides June 23, 2025 Discretionary Cash Flows

29 [1] See page 30 for definitions of non-GAAP measures Q3 FY25 Supplemental Slides June 23, 2025 Net Debt to Adjusted EBITDA and Net Debt to Capitalization

30 ADJUSTED EARNINGS Adjusted earnings is a non-GAAP financial measure that is equal to earnings (loss) before asset impairments, including the estimated income tax effects thereof. The adjustment “settlement for New Markets Tax Credit transaction” represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Adjusted earnings also excludes litigation expense. Adjusted earnings should not be considered as an alternative to net earnings (loss) or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings to evaluate our financial performance. Adjusted earnings may be inconsistent with similar measures presented by other companies. Adjusted earnings per diluted share (or adjusted EPS) is defined as adjusted earnings on a diluted per share basis. CORE EBITDA Core EBITDA is the sum of net earnings (loss) before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization, asset impairments, and amortization of acquired unfavorable contract backlog. Core EBITDA also excludes litigation expense, settlement for New Market Tax Credit transactions, non-cash stock-based compensation, loss on debt extinguishments, gains on sale of assets, acquisition settlements, acquisition and integration related costs, and purchase accounting effect on inventory. The adjustment “litigation expense” represents a provision recorded in the three months ended November 30, 2024 related to the judgment in the Pacific Steel Group litigation and, with respect to subsequent periods, interest expense on the judgment amount. The adjustment “settlement for New Markets Tax Credit transaction” represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Core EBITDA should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company’s net earnings (loss) before interest expense, income taxes, depreciation and amortization expense, asset impairments, and amortization of acquired unfavorable contract backlog. Adjusted EBITDA should not be considered as an alternative to net earnings (loss), or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA to evaluate our financial performance. Adjusted EBITDA may be inconsistent with similar measures presented by other companies. DISCRETIONARY CASH FLOW Discretionary Cash Flow is defined as Adjusted EBITDA less depreciation and amortization (used as a proxy for sustaining capital expenditures) less interest expense, less net cash income taxes paid less dividend payments plus stock-based compensation plus a litigation-related loss associated with the PSG litigation. NET DEBT Net debt is defined as total debt less cash and cash equivalents. RETURN ON INVESTED CAPITAL Return on Invested Capital is defined as: 1) after-tax operating profit divided by 2) total assets less cash & cash equivalents less non-interest-bearing liabilities. For annual measures, trailing 5-quarter averages are used for balance sheet figures. In prior periods, the Company included within the definition of core EBITDA, core EBITDA margin, adjusted earnings and adjusted earnings per diluted share an adjustment for “Mill operational commissioning costs” related to the Company's third micro mill, which was placed into service during the fourth quarter of fiscal 2023. Periods commencing subsequent to February 29, 2024 no longer include an adjustment for mill operational commissioning costs. Accordingly, the Company has recast core EBITDA, core EBITDA margin, adjusted earnings and adjusted earnings per diluted share for all prior periods to conform to this presentation. Q3 FY25 Supplemental Slides June 23, 2025 Definitions for non-GAAP financial measures

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